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                              EMPLOYMENT AGREEMENT

                    This EMPLOYMENT AGREEMENT dated as of , 1996, between SLEEPY'S, INC., a New York corporation currently having an address at 175 Central Avenue South, Bethpage, New York 11714 (the "Company"), and HARRY ACKER, an individual residing at 61 Bay Colony Drive, Ft. Lauderdale, Florida 33308 ("Employee").

                              W I T N E S S E T H :

                    WHEREAS, the Company desires that Employee be employed by it and render services to it, and Employee is willing to be so employed and to render such services to the Company, all upon the terms and subject to the conditions contained herein.

                    NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                    1. Employment. Subject to and upon the terms and conditions contained in this Agreement, the Company hereby agrees to employ Employee and Employee agrees to enter the employ of the Company, for the period set forth in Paragraph 2 hereof, to render the services to the Company, its affiliates and/or subsidiaries described in Paragraph 3 hereof.

                    2. Term. Employee's term of employment under this Agreement shall commence on the date hereof (the "Commencement Date") and shall continue for a period through and including the second anniversary of the Commencement Date (the "Employment Term") unless extended in writing by both parties or earlier terminated pursuant to the terms and conditions set forth herein.

                    3. Duties. (a) Subject to the authority of the Board of Directors of the Company, Employee shall be employed solely as the Company's Chairman of the Board and Chief Executive Officer. It is agreed that Employee shall perform his services in the Company's Bethpage, New York facility, or any other facilities mutually agreeable to the parties. The rights and duties of Employee shall not in any way be curtailed by the Company without his consent nor shall he be deprived of the dignity ordinarily associated with his offices.

                                 (b) Employee agrees to abide by all By-laws and
applicable policies of the Company promulgated from time to time by the Board of Directors of the Company.

                    4. Exclusive Services and Best Efforts. Employee shall devote his entire working time, attention, best efforts and ability during regular business hours exclusively to the service of the Company, its affiliates and subsidiaries during the term of this Agreement.

                    5. Compensation. As compensation for his services and covenants hereunder, the Company shall pay Employee the following:





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                    (a) Base  Salary.  The Company  shall pay Employee a minimum base salary ("Salary") of Four Hundred Thousand Dollars ($400,000) per year.

                    (b) Bonus Compensation. The Company also shall pay Employee annual bonus compensation ("Bonus Compensation") based on the success of business operations and the pre-tax profits of the Company and upon the performance of the Employee as determined by the Board of Directors of the Company, which Bonus Compensation shall be paid by the Company within thirty
(30) days after completion of the audited financial results of the Company.

                    6. Business Expenses. Employee shall be reimbursed for, and entitled to advances (subject to repayment to the Company if not actually incurred by Employee) with respect to, reasonable expenses incurred by him in connection with his duties under this Agreement in accordance with policies established from time to time by the Company.

                    7. Employee Benefits. (a) During the Employment Term, Employee shall be entitled to such insurance, disability and health and medical benefits and be entitled to participate in such retirement plans or programs as generally made available to executive officers of the Company pursuant to the policies of the Company; provided that Employee shall be required to comply with the conditions attendant to coverage by such plans and shall comply with and be entitled to benefits only in accordance with the terms and conditions of such plans. Employee shall be entitled to paid vacation each year during the Employment Term of such duration and at such times as does not, in the opinion of the Board of Directors, interfere with Employee's performance of his duties hereunder. The Company may withhold from any benefits payable to Employee all federal, state, local and other taxes and amounts as shall be permitted or required pursuant to law, rule or regulation.

                             (b)  Employee  shall be entitled to receive the sum
of Two Thousand Dollars ($2,000) per month as an automobile allowance provided at the expense of the Company from the Commencement Date and during the Employment Term, which allowance shall be exclusive of all expenses related to insurance, repairs, maintenance, fuel and oil for such automobile, which expenses also shall be the responsibility of the Company. Employee acknowledges that some or all of the foregoing may be deemed compensation to him.

                             (c) During the Employment  Term, the Company agrees
to maintain, for the benefit of Employee's estate, a full-pay split-dollar life insurance policy on the life of Employee, which policy shall be reasonably acceptable to Employee; provided that in no event shall the annual premium on such policy exceed $100,000 per year.

                    8. Death and Disability. (a) The Employment Term shall terminate on the date of Employee's death, in which event Employee's Salary, reimbursable expenses and benefits owing to Employee through the date of Employee's death shall be paid to his estate. Employee's estate will not be entitled to any other compensation upon termination of this Agreement pursuant to this Paragraph 8(a).


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                             (b) If, during the Employment  Term, in the opinion
of a duly licensed physician selected by Employee and reasonably acceptable to the Company and Employee, Employee, because of physical or mental illness or incapacity, shall become substantially unable to perform the duties and services required of him under this Agreement for a period of six consecutive months the Company may, upon at least twenty (20) days' prior written notice given at any time after the expiration of such six-month period to Employee of its intention to do so, terminate this Agreement as of such date as may be set forth in the notice. In case of such termination, Employee shall be entitled to receive his Salary, reimbursable expenses and benefits owing to Employee through the date of termination. Employee will not be entitled to any other compensation upon termination of this Agreement pursuant to this Paragraph 8(b).

                    9. Termination for Cause. (a) The Company may terminate the employment of Employee for Cause (as hereinafter defined). Upon such termination, the Company shall be released from any and all further obligations under this Agreement, except that the Company shall be obligated to pay Employee his Salary, reimbursable expenses and benefits owing to Employee through the day on which Employee is terminated. Employee will not be entitled to any other compensation upon termination of this Agreement pursuant to this Paragraph 9(a).

                             (b) As used herein,  the term  "Cause"  shall mean:
(i) the willful failure of Employee to perform his duties pursuant to Paragraph 3 hereof, which failure is not cured by Employee within 20 days following notice thereof from the Company; (ii) any other material breach of this Agreement by Employee, including any of the material representations or warranties made by Employee; (iii) any act, or failure to act, by Employee in bad faith or to the detriment of the Company; (iv) the commission by Employee of an act involving moral turpitude, dishonesty, theft, unethical business conduct, or any other conduct which significantly impairs the reputation of, or harms, the Company, its subsidiaries or affiliates; (v) any misrepresentation, concealment or omission by Employee of any material fact in seeking employment hereunder; or
(vi) any other occurrence or circumstance generally recognized a "cause" for employment termination under applicable law.

                    10. Termination for Good Reason. (a) Employee may voluntarily terminate his employment for Good Reason. For purposes of this Agreement, "Good Reason" shall mean, without Employee's express written consent, the occurrence after a Change in Control, as defined below, of the Company of any of the following circumstances unless, in the case of paragraphs (i), (v),
(vi), (vii), or (viii) such circumstances are fully corrected prior to the Termination Date (as hereinafter defined) specified in the Notice of Termination given in respect thereof:

                                     (i)  the  assignment  to  Employee  of  any
duties substantially inconsistent with the duties set forth in Paragraph 3 hereof and with the position in the Company that Employee held immediately prior to the Change in Control of the Company, or a significant adverse alteration in the nature or status of Employee's responsibilities or the conditions of such employment from those in effect immediately prior to such Change in Control;


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                                     (ii)  a   reduction   by  the   Company  in
Employee's Salary as in effect on the date hereof or as the same may be increased from time to time;

                                     (iii)  the   relocation  of  the  Company's
offices at which Employee is principally employed immediately prior to the date of the Change in Control of the Company to a location more than 35 miles from such location, or the Company requiring Employee to be based anywhere other than the Company's offices at such location except for required travel on the Company's business to an extent substantially consistent with Employee's business travel obligations immediately prior to the Change in Control;

                                     (iv) the  failure by the  Company to pay to
Employee any portion of Employee's current compensation or to pay to Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company, now or hereafter in existence, within seven
(7) days of the date such compensation is due;

                                     (v) the  failure by the Company to continue
to provide Employee with benefits substantially similar to those enjoyed by Employee under any of the Company's life insurance, medical, accident, disability or other employee benefit or compensation plans in which Employee was participating at the time of the Change in Control of the Company, the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits, or the failure by the Company to provide Employee with the number of paid vacation days to which Employee is entitled on the basis of years of service with the Company in accordance with the Company's normal vacation policy in effect at the time of the Change in Control of the Company, unless such failure or taking of action similarly affects all key personnel of the Company and all key personnel of any person in control of the Company;

                                     (vi) the failure of the Company to obtain a
satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 20 hereof;

                                     (vii)   any   purported    termination   of
Employee's employment that is not effected pursuant to a Notice of Termination satisfying the requirements of Subsection 10(b) hereof, which purported termination shall not be effective for purposes of this Agreement; or

                                     (viii)  a  breach  by  the  Company  of any
provision of this  Agreement  not embraced in the foregoing  clauses (i),  (ii),
(iii), (iv), (v), (vi) and (vii).

                             (b) Employee's employment will not be considered to
have been terminated by the Company if the employment is discontinued due to the sale of a facility of the Company in which Employee works if Employee is offered substantially equivalent employment by the purchaser of the facility (or an affiliated company of the purchaser); and the purchaser (or an affiliated company) agrees to assume the Company's responsibilities under this Agreement with

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respect to Employee as if the  purchaser  (or an  affiliated  company)  were the
Company hereunder and no such sale had occurred.

                             (c) Any  termination  by the Company or by Employee
pursuant to this Agreement shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 16. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Employee's employment under the provisions so indicated.

                             (d)  "Termination  Date"  shall mean if  Employee's
employment is terminated pursuant to Subsection 10(a) hereof, the date specified in the Notice of Termination (which, in the case of a termination for Good
Reason shall not be less than fifteen (15) nor more than sixty (60) days from the date such Notice of Termination is given); provided, however, that if within fifteen (15) days after any Notice of Termination is given, or, if later, prior to the Termination Date (as determined without regard to this proviso), the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, then the Termination Date shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties or by a final judgment, order or decree of a court of competent jurisdiction (which is not appealable or with respect to which the time for appeal therefrom has expired and no appeal has been perfected); and provided, further, that the Termination Date shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence.
Notwithstanding the pendency of any such dispute, the Company will continue to pay Employee's full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, base salary) and continue
Employee as a participant in all compensation, benefit and insurance plans in which Employee was participating when the notice giving rise to the dispute was given, until the dispute is finally resolved in accordance with this Subsection. Amounts paid under this Subsection are in addition to all other amounts due under this Agreement, and shall not be offset against or reduce any other amounts due under this Agreement.

                             (e) For  purposes of this  Agreement,  a "Change in
Control" shall have occurred if:

                                     (i) any  "person",  as such term is used in
Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;


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                                     (ii) during any period of not more than two
consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

                                     (iii)  the   shareholders  of  the  Company
approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or

                                     (iv)  the   shareholders   of  the  Company
approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                    11. Compensation and Certain Other Provisions in the Event of Termination of Employment For Good Reason. If the Company shall terminate Employee's employment other than pursuant to the provisions of Sections 8 or 9 hereof, or if Employee shall voluntarily terminate employment pursuant to the provisions of Subsection 10(a), then the Company, as liquidated damages or severance pay or both, shall pay to Employee and provide Employee and Employee's dependents with the following:

                             (a) The  Company  shall  pay  Employee  (i)  Salary
through the Termination Date at the annual rate of compensation in effect immediately prior to the Termination Date, any accrued bonuses owing to Employee for any past fiscal years and not previously paid, and a bonus for the period from the first day of the fiscal year in which the Termination Date occurs to the Termination Date, computed at an annual rate equal to the higher of (A) the average bonus paid to Employee for the three fiscal years of the Company immediately preceding the fiscal year in which Change in Control occurs and (B) the average bonus paid to Employee for the three fiscal years of the Company immediately preceding the fiscal year in which the Termination Date occurs (the "Bonus Rate"), and (ii) three times the sum of such Salary plus the Bonus Rate (the "Termination Compensation"). For the purposes of the foregoing payments, the annual rate of compensation shall be the rate paid to Employee without regard to any purported reduction or attempted reduction of such rate by the Company. The amount specified in clauses (i) and (ii) shall be payable in a lump sum within ten (10) days after the Termination Date.

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                             (b)   During   the  five   months   following   the
Termination Date (the "Payout Period"), the Company shall arrange to provide Employee with life, disability, accident, group health insurance and other employee benefits substantially similar to those which Employee was receiving immediately prior to the Notice of Termination. Benefits otherwise receivable by Employee pursuant to this Section shall be reduced to the extent comparable benefits are actually received by Employee during the Payout Period, and any such benefits actually received by Employee shall be reported by Employee to the Company. In addition, the remainder of the Payout Period until Employee reaches retirement, or the period until Employee's death if earlier, shall be considered service with the Company for the purpose of continued service credits under applicable pension and retirement plans of the Company.

                             (c) If and to the extent  that  benefits or service
credits for benefits provided under clause (b) above shall not be payable or provided under any such plans to Employee and Employee's dependents by reason of Employee no longer being an employee of the Company as the result of termination of Employee's employment, the Company shall itself pay or provide for payment of such benefits and service credit for benefits to Employee and Employee's dependents.

                             (d) The termination of Employee's  employment shall
not affect any vested benefits under the Company's pension plans to which Employee may be entitled (including any additional service credits for benefits as provided in Subsections (b) and (c) above), and Employee may receive retirement payments under such pension plans on any date selected by Employee, which must be a date on which retirement payments under such plans may commence.

                             (e) The Company  shall pay the one-time  individual
conversion fee required by the carrier in connection with Employee's conversion of any insurance policies carried by the Company on Employee's life.

                             (f) In the event that, by reason of section 280G of
the Internal Revenue Code of 1986 (the "Code"), any payment or benefit received or to be received by Employee in connection with a Change in Control of the Company or the termination of Employee's employment (whether payable pursuant to the terms of this Agreement ("Contract Payments") or any other plan, arrangement or agreement with the Company, its successors, any person whose actions result in a Change in Control or any corporation ("Affiliate") affiliated (or which, as a result of the completion of the transactions causing a Change in Control will become affiliated) with the Company within the meaning of section 1504 of the Code (collectively with the Contract Payments, "Total Payments")), would not be deductible (in whole or in part) by the Company, an Affiliate or other person making such payment or providing such benefit, the Termination Compensation shall be reduced (and, if the Termination Compensation is reduced to zero, other Contract Payments shall first be reduced and other Total Payments shall thereafter be reduced) until no portion of the Total Payments is not deductible by reason of section 280G of the Code. For purposes of this limitation, (i) no portion of the Total Payments the receipt or enjoyment of which Employee shall have effectively waived in writing prior to the date of payment of the Termination Compensation shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel

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selected by the Company's  independent  auditors and acceptable to Employee does not constitute a "parachute payment" within the meaning of section 280G(b)(2) of the Code (without regard to subsection (A)(ii) thereof), (iii) the Termination Compensation (and, thereafter, other Contract Payments and other Total Payments) shall be reduced only to the extent necessary so that the Total Payments (other than those referred to in clause (i) and (ii)) in their entirety constitute reasonable compensation for services actually rendered within the meaning of section 280G(b)(4) of the Code, in the opinion of the tax counsel referred to in clause (ii), and (iv) the value of any noncash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of sections 280G(d)(3) and (4) of the Code.

                             (g) Employee  shall not be required to mitigate the
amount of any payment provided for in this Section 11 by seeking employment or otherwise, nor shall the amount of any payment or benefit provided for in this
Section 11 be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to the Company, or otherwise.

                             (h)  Any  reduction  in  Termination   Compensation
pursuant to Subsection 11(f) shall, in the event of any question, be determined jointly by the independent public accountants of the Company and a firm of independent public accountants selected by Employee, and in the event such accountants are unable to agree on a resolution of the question, such reduction shall be determined by a third firm of independent public accountants selected jointly by the foregoing two firms and shall be binding on Employee and the Company. The expense for any such determination shall be borne by the Company.

                    12. Disclosure of Information and Restrictive Covenant. Employee acknowledges that, by his employment, he has been and will be in a confidential relationship with the Company and will have access to confidential information and trade secrets of the Company, its subsidiaries and affiliates. Confidential information and trade secrets include, but are not limited to, customer, supplier and client lists, price lists, marketing, distribution and sales strategies and procedures, operational and equipment techniques, business plans and systems, quality control procedures and systems, special projects and technological research, including projects, research and reports for any entity or client or any project, research, report or the like concerning sales or manufacturing or new technology, employee compensation plans and any other information relating thereto, and any other records, files, drawings, inventions, discoveries, applications, processes, data and information concerning the business of the Company which are not in the public domain. Employee agrees that in consideration of the execution of this Agreement by the Company, except in any way with respect to foreign affiliates of the Company as of the date hereof:

                             (a)  Employee  will  not,  during  the term of this
Agreement or at any time thereafter, use, or disclose to any third party, trade secrets or confidential information of the Company, including, but not limited to, confidential information or trade secrets belonging or relating to the Company, its subsidiaries, affiliates, customers and clients or proprietary processes or

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procedures of the Company, its subsidiaries,  affiliates, customers and clients.
Proprietary processes and procedures shall include, but shall not be limited to, all information which is known or intended to be known only to employees of the Company, its respective subsidiaries and affiliates or others in a confidential relationship with the Company or its respective subsidiaries and affiliates which relates to business matters.

                             (b)  Employee  will  not,  during  the term of this
Agreement and for a period of two (2) years thereafter, directly or indirectly, under any circumstance other than at the direction and for the benefit of the Company, engage in or participate in any business activity, including, but not limited to, acting as a director, officer, employee, agent, independent contractor, partner, consultant, licensor or licensee, franchisor or franchisee, proprietor, syndicate member, shareholder or creditor or with a person having any other relationship with any other business, company, firm occupation or business activity, in any geographic area within the United States that is, directly or indirectly, competitive with any business completed by the Company or any of its subsidiaries or affiliates during the term of this Agreement or thereafter. Should Employee own 5% or less of the issued and outstanding shares of a class of securities of a corporation the securities of which are traded on a national securities exchange or in the over-the-counter market, such ownership shall not cause Employee to be deemed a shareholder under this Paragraph 10(b).

                             (c)  Employee  will  not,  during  the term of this
Agreement and for a period of two (2) years thereafter, on his behalf or on behalf of any other business enterprise, directly or indirectly, under any circumstance other than at the direction and for the benefit of the Company, solicit or induce any creditor, customer, supplier, officer, employee or agent of the Company or any of its subsidiaries or affiliates to sever its relationship with or leave the employ of any of such entities.

                             (d) This  Paragraph 10 and Paragraphs 11, 12 and 13
hereof shall survive the expiration or termination of this Agreement for any reason.

                             (e) It is  expressly  agreed by  Employee  that the
nature and scope of each of the provisions set forth above in this Paragraph 10 are reasonable and necessary. If, for any reason, any aspect of the above provisions as it applies to Employee is determined by a court of competent jurisdiction to be unreasonable or unenforceable, the provisions shall only be modified to the minimum extent required to make the provisions reasonable and/or enforceable, as the case may be. Employee acknowledges and agrees that his services are of a unique character and expressly grants to the Company or any subsidiary, successor or assignee of the Company, the right to enforce the provisions above through the use of all remedies available at law or in equity, including, but not limited to, injunctive relief.

                    13. Company Property. (a) Any patents, inventions, discoveries, applications or processes, designs, devised, planned, applied, created, discovered or invented by Employee in the course of Employee's employment under this Agreement and which pertain to any aspect of the Company's or its respective subsidiaries' or affiliates' business shall be the sole and absolute property of the Company, and Employee shall make prompt report thereof to the Company and promptly

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execute any and all  documents  reasonably  requested  to assure the Company the full and complete ownership thereof.

                             (b) All records,  files, lists,  including computer
generated lists, drawings, documents, equipment and similar items relating to the Company's business which Employee shall prepare or receive from the Company shall remain the Company's sole and exclusive property. Upon termination of this Agreement, Employee shall promptly return to the Company all property of the Company in his possession. Employee further represents that he will not copy or cause to be copied, print out or cause to be printed out any software, documents or other materials originating with or belonging to the Company. Employee additionally represents that, upon termination of his employment with the Company, he will not retain in his possession any such software, documents or other materials.

                    14. Remedy. It is mutually understood and agreed that Employee's services are special, unique, unusual, extraordinary and of an intellectual character giving them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law. Accordingly, in the event of any breach of this Agreement by Employee, including, but not limited to, the breach of the non-disclosure, non-solicitation and non-compete clauses under Paragraph 10 hereof, the Company shall be entitled to equitable relief by way of injunction or otherwise in addition to damages the Company may be entitled to recover. In addition, the Company shall be entitled to reimbursement from Employee, upon request, of any and all reasonable attorneys' fees and expenses incurred by it in enforcing any term or provision of this Agreement.

                    15. Representations and Warranties of Employee. (a) In order to induce the Company to enter into this Agreement, Employee hereby represents and warrants to the Company as follows: (i) Employee has the legal capacity and unrestricted right to execute and deliver this Agreement and to perform all of his obligations hereunder; (ii) the execution and delivery of this Agreement by Employee and the performance of his obligations hereunder will not violate or be in conflict with any fiduciary or other duty, instrument, agreement, document, arrangement or other understanding to which Employee is a party or by which he is or may be bound or subject; and (iii) Employee is not a party to any instrument, agreement, document, arrangement or other understanding with any person (other than the Company) requiring or restricting the use or disclosure of any confidential information or the provision of any employment, consulting or other services.

                             (b) Employee  hereby  agrees to indemnify  and hold
harmless the Company from and against any and all losses, costs, damages and expenses (including, without limitation, its reasonable attorneys' fees) incurred or suffered by the Company resulting from any breach by Employee of any of his representations or warranties set forth in Paragraph 13(a) hereof.

                    16. Notices. All notices given hereunder shall be in writing and shall be deemed effectively given when mailed, if sent by registered or certified mail, return receipt requested, addressed to Employee at his address set forth on the first page of this Agreement and to the Company at its address set forth on the first page of this Agreement, with a copy to Parker Chapin

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Flattau & Klimpl,  LLP, 1211 Avenue of the Americas,  New York,  New York 10036,
Attention: Gary J. Simon, Esq., or at such address as such party shall have designated by a notice given in accordance with this Paragraph 14, or when actually received by the party for whom intended, if sent by any other means.

                    17. Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to its subject matter and no change, alteration or modification hereof may be made except in writing signed by the parties hereto. Any prior or other agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

                    18. Severability. If any provision of this Agreement shall be unenforceable under any applicable law, then notwithstanding such unenforceability, the remainder of this Agreement shall continue in full force and effect.

                    19. Waivers, Modifications, Etc. No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                    20. Assignment. Neither this Agreement, nor any of Employee's rights, powers, duties or obligations hereunder, may be assigned by Employee. This Agreement shall be binding upon and inure to the benefit of Employee and his heirs and legal representatives and the Company and its successors and assigns. Successors of the Company shall include, without limitation, any corporation or corporations acquiring, directly or indirectly, all or substantially all of the assets of the Company, whether by merger, consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed "the Company" for the purpose hereof.

                    21. Applicable Law. This Agreement shall be deemed to have been made, drafted, negotiated and the transactions contemplated hereby consummated and fully performed in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules thereof. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance, order or regulation, contrary to which the parties hereto have no legal right to contract, the latter shall prevail, but in such event any provision of this Agreement so affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

                    22. Jurisdiction and Venue. It is hereby irrevocably agreed that all disputes or controversies between the Company and Employee arising out of, in connection with or relating to this Agreement shall be exclusively heard, settled and determined by arbitration to be held in the City of New York, County of New York, in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The parties also agree that judgment may be entered

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on the  arbitrator's  award by any court  having  jurisdiction  thereof  and the parties consent to the jurisdiction of any court located in the City of New York, County of New York, for this purpose.

                    23. Full Understanding. Employee represents and agrees that he fully understands his right to discuss all aspects of this Agreement with his private attorney, that to the extent, if any that he desired, he availed himself of this right, that he has carefully read and fully understands all of the provisions of this Agreement, that he is competent to execute this Agreement, that his agreement to execute this Agreement has not been obtained by any duress and that he freely and voluntarily enters into it, and that he has read this document in its entirety and fully understands the meaning, intent and consequences of this document which is that it constitutes an agreement of employment.

                    24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

                    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         SLEEPY'S INC.


                                         By: ___________________________________
                                              Name:
                                              Title:

                                             ___________________________________
                                                          HARRY ACKER

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